UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2017

INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive, Suite 200
Billerica, Massachusetts 01821
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (978) 600-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On August 7, 2017, each of Regina Sommer and Joseph Zakrzewski notified the Board of Directors (the “Board”) of Insulet Corporation (the “Company”) of their respective retirements from the Board effective as of August 8, 2017. The Board has accepted each of Ms. Sommer’s and Mr. Zakrzewski’s retirements, and expressed its gratitude to each of them for their nine years of service as members of the Board. The retirement of each of Ms. Sommer and Mr. Zakrzewski as a director is not related to any disagreement with the Company or the Board regarding any matter related to the Company’s operations, policies or practices.

On August 9, 2017, the Board appointed Michael R. Minogue and James C. Mullen to serve as independent Class I directors to fill the seats vacated by Ms. Sommer and Mr. Zakrzewski. There are no transactions involving Mr. Minogue or Mr. Mullen requiring disclosure under Item 404(a) of Regulation S-K. As non-employee directors, Messrs. Minogue and Mullen will receive cash and equity compensation paid by the Company pursuant to its non-employee director compensation program.

In connection with these appointments, and as part of the Board’s normal committee rotation process, the Board also approved the following new Board committee compositions.  All members below are independent and satisfy applicable Nasdaq committee membership criteria.

Audit Committee:	David A. Lemoine (Chair), Jessica Hopfield, PhD, and Michael R. Minogue

Compensation Committee:	Timothy J. Scannell (Chair), Sally W. Crawford, Jessica Hopfield, PhD, and James C. Mullen

Nominating, Governance and Risk Committee:	John Fallon, MD (Chair), Sally W. Crawford, and David A. Lemoine

Item 7.01 – Regulation FD Disclosure.

On August 10, 2017, the Company issued a press release regarding the appointments of Messrs. Minogue and Mullen to the Board. A copy of the press release is furnished herewith as Exhibit 99.1. Such press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

August 10, 2017	By:	/s/ Michael L. Levitz
Name: Michael L. Levitz
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 10, 2017.